UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) June 30, 2003

Piccadilly Cafeterias, Inc.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	1-11754 (Commission File Number)	72-0604977 (IRS Employer Identification No.)
3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana (Address of principal executive offices)	70816 (Zip Code)

(225) 293-9440

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5	Other Events.

            On June 30, 2003, the Company issued a press release, filed herewith as Exhibit 99, announcing the authorization of management to pursue a range of strategic options, including a potential sale of the Company.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

	99	Press Release dated June 30, 2003

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PICCADILLY CAFETERIAS, INC.
By:	/s/ Mark L. Mestayer
Mark L. Mestayer
Executive Vice President, Treasurer and Chief Financial Officer

Date: July 1, 2003